FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Financial income:
Interest	$ (3,143)	$ (3,170)	$ (2,640)
Re-measurement of derivatives	616	22	578
Foreign currency translation adjustments	(565)	(218)	255
Other	323
Total financial income	$ (2,769)	$ (3,366)	$ (1,807)